UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 26, 2018

EDGEWELL PERSONAL CARE COMPANY

(Exact name of registrant as specified in its charter)

Missouri	1-15401	43-1863181
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1350 Timberlake Manor Parkway, Chesterfield, Missouri 63017
(Address of principal executive offices)

314-594-1900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As noted below under Item 5.07, on January 26, 2018, the shareholders of Edgewell Personal Care Company (the “Company”) approved the Edgewell Personal Care Company 2018 Stock Incentive Plan (the “Plan”). The material terms of the Plan are summarized under “Item 5. Approval of the Company’s 2018 Stock Incentive Plan” of the Company’s proxy statement, filed with the Securities and Exchange Commission on December 14, 2017 (the “Proxy Statement”), which description is incorporated by reference herein. The description of the Plan is qualified in its entirety by the full text of the Plan, attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders (the “Annual Meeting”) at the Company's headquarters on Friday, January 26, 2018. Of the 55,083,690 shares outstanding and entitled to vote at the Annual Meeting, 49,002,400 shares were represented in person or by proxy, constituting a quorum. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1: Management's nominees for director were elected to serve until the Annual Meeting of Shareholders to be held in 2019 or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
David P. Hatfield	40,352,305	1,894,308	1,813,212	4,942,575
Daniel J. Heinrich	35,368,997	8,655,136	35,692	4,942,575
Carla C. Hendra	43,655,800	336,155	67,870	4,942,575
R. David Hoover	42,718,694	1,302,622	38,509	4,942,575
John C. Hunter, III	41,009,793	3,016,735	33,297	4,942,575
James C. Johnson	43,535,835	455,381	68,609	4,942,575
Elizabeth Valk Long	43,243,726	599,022	217,077	4,942,575
Rakesh Sachdev	32,656,940	11,365,855	37,030	4,942,575

Proposal 2: The appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal 2018 was ratified by the shareholders by the votes set forth in the table below:

For	Against	Abstain
48,443,619	493,974	64,807

Proposal 3: The Company's executive compensation, as described in the Company's Proxy Statement, was approved by the non-binding advisory votes of the shareholders as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
40,219,355	3,781,679	58,791	4,942,575

Proposal 4: With respect to the frequency of the Company’s non-binding advisory votes on executive compensation, as described in the Company's Proxy Statement, one-year was approved by the shareholders as set forth in the table below:

One-Year	Two-Years	Three-Years	Abstain
35,783,211	134,605	8,082,593	59,416

The Board of Directors of the Company has determined that the Company will hold annual non-binding advisory votes on executive compensation until the next advisory vote on the frequency of the advisory vote on executive compensation occurs. The next non-binding advisory vote regarding the frequency of the non-binding advisory vote on executive compensation is required to be held no later than the Company's 2024 Annual Meeting of Shareholders, although an earlier vote may be held at the discretion of the Board of Directors.

Proposal 5: The Plan was approved by the vote of the shareholders as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
41,668,133	2,337,299	54,393	4,942,575

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Edgewell Personal Care Company 2018 Stock Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.
EDGEWELL PERSONAL CARE COMPANY
By: /s/Manish R. Shanbhag
Manish R. Shanbhag
Chief Legal Officer

Dated: January 31, 2018

Exhibit No.	Description
10.1	Edgewell Personal Care Company 2018 Stock Incentive Plan